                                                                     Exhibit 21



                         MERCK & CO., INC. SUBSIDIARIES
                                 as of 12/31/98


          Each of the subsidiaries set forth below does business under the name stated. A subsidiary of a subsidiary is indicated by indentation under the immediate parent. All voting securities of the subsidiaries named are owned directly or indirectly by the Company, except where otherwise indicated.

                                                                        Country or State
Name                                                                    of Incorporation
----                                                                    ----------------
Chibret A/S                                                                  Denmark

Hangzhou MSD Pharmaceutical Company Limited/1/                               China

International Indemnity Ltd.                                                 Bermuda

Johnson & Johnson - Merck Consumer Pharmaceuticals Company/1/                New Jersey

Laboratorios Prosalud S.A.                                                   Peru

MCM Vaccine Co./1/                                                           Pennsylvania


Merck and Company, Incorporated                                              Delaware
  Merck SH Inc.                                                              Delaware

Merck Capital Investments, Inc.                                              Delaware

Merck Capital Resources, Inc.                                                Delaware
  MSD Technology, L.P./1/                                                    Delaware
     Merck Finance Co., Inc.                                                 Delaware


Merck Liability Management Company                                           Delaware

Merck Enterprises Canada, Ltd.                                               Canada


Merck Foreign Sales Corporation Ltd.                                         Bermuda

Merck Hamilton, Inc.                                                         California

Merck Holdings, Inc.                                                         Delaware
  Chugai MSD Co., Ltd./1/  /L.L.C.                                           Japan/Delaware
  Frosst Laboratories, Inc.                                                  Delaware
  Frosst Portuguesa - Produtos Farmaceuticos, Lda.                           Portugal
  Istituto Gentili S.p.A./Inc.                                               Italy/Delaware
  KBI Inc.                                                                   Delaware
     KBI Sub Inc.                                                            Delaware


                                                                        Country or State
Name                                                                    of Incorporation
----                                                                    ----------------
     KBI-E Inc.                                                              Delaware
     KBI-P Inc.                                                              Delaware
  Merck-Medco Holdings II Corp.                                              Delaware
     Cloverleaf International Holdings S.A.                                  Luxembourg
       Coordinated Patient Care Scandinavia AS                               Norway
          Medco Holdings S. de R.L. de C.V.                                  Mexico
            Medco de Mexico Managed Care S. de R.L. de C.V.                  Mexico
            Medco Servicios de Mexico, S. de R.L. de C.V.                    Mexico
          Medidoc AB                                                         Sweden
       Coordination Medicale et Pharmaceutique, S.A.                         France
       Fontelabor-Produtos Farmaceuticos, Lda.                               Portugal
       Merck Frosst Canada & Co.                                             Canada
          Maple Leaf Holdings SRL                                            Barbados
       Merck Sharp & Dohme (Australia) Pty. Limited                          Australia
          AMRAD Pharmaceuticals Pty. Ltd./1/                                 Australia
       Merck Sharp & Dohme B.V.                                              Netherlands
          Abello Farmacia, S.L./1/                                           Spain
          Financiere MSD S.A.S.                                              France
            MSD (Nippon Holdings) BV                                         Amsterdam
            Chibret Pharmazeutische GmbH                                     Germany
            Laboratoires Martin-Johnson & Johnson-MSD S.A.S./1/              France
            Laboratoires Merck Sharp & Dohme Chibret SNC                     France
            Pasteur Merieux MSD Gestion S.A./1/                              France
            Pasteur Merieux MSD S.N.C./1/                                    France
               Pasteur Merieux MSD A/S                                       Denmark
               Pasteur Merieux MSD GmbH                                      Germany
               Pasteur Merieux MSD Ltd. (UK)                                 Great Britain
                  Pasteur Merieux MSD Ltd. (Ireland)                         Ireland
               Pasteur Merieux MSD N.V.                                      Belgium
               Pasteur Merieux MSD S.A.                                      Spain
               Pasteur Merieux MSD S.p.A.                                    Italy
               Pasteur Vaccins S.A.                                          France
          Laboratorios Chibret, S.A.                                         Spain
          Merck Sharp & Dohme GmbH                                           Austria
          Merck Sharp & Dohme (Italia) S.p.A.                                Italy
            Abiogen Farma S.p.A.                                             Italy
            Istituto Di Richerche Di Biologia Molecolare S.p.A./1/           Italy
          MSD (Proprietary) Limited                                          South Africa
          MSD Sharp & Dohme GmbH                                             Germany
            Dieckmann Arzneimittel GmbH                                      Germany
               Woelm Pharma GmbH & Co./1/                                    Germany
            MSD Chibropharm GmbH                                             Germany
            MSD Unterstutzungskasse GmbH                                     Germany

                                                                        Country or State
Name                                                                    of Incorporation
----                                                                    ----------------
            Varipharm Arzneimittel GmbH                                      Germany
          Sharp & Dohme, S.A.                                                Spain
       Merck Sharp & Dohme Chibret A.G.                                      Switzerland
       Merck Sharp & Dohme (Holdings) Limited                                Great Britain
          Charles E. Frosst (U.K.) Limited                                   Great Britain
          Merck Sharp & Dohme Limited                                        Great Britain
            Johnson & Johnson.MSD Consumer Pharmaceuticals/1/                Great Britain
            Merck Sharp & Dohme Finance Europe                               Great Britain
          Thomas Morson & Son Limited                                        Great Britain
       Merck Sharp & Dohme IDEA, Inc.                                        Switzerland
       Merck Sharp & Dohme (Sweden) A.B.                                     Sweden
          Merck Sharp & Dohme (Israel - 1996) Company Ltd.                   Israel
       Merck Sharp & Dohme Trading & Service Limited Liability Company       Hungary
       MSD Ireland (Holdings) S.A.                                           Luxembourg
          Fabrica de Productos Quimicos y Farmaceuticos Abello, S.A.         Spain
          Fregenal Holdings S.A.                                             Panama
          Frosst Iberica, S.A.                                               Spain
          Laboratorios Quimico-Farmaceuticos Chibret, Lda.                   Portugal
          Merck Sharp & Dohme de Espana, S.A.                                Spain
          Merck Sharp & Dohme, Limitada                                      Portugal
          MSD Finance, B.V.                                                  Netherlands
          MSD Overseas Manufacturing Co.                                     Bermuda
            Blue Jay Investments C.V.                                        Netherlands
            Merck Sharp & Dohme (Singapore) Ltd.                             Bermuda
            MSD Ireland (Investment) Ltd.                                    Bermuda
            MSD Overseas Manufacturing Co. (Ireland)                         Ireland
               Crosswinds B.V.                                               Netherlands
               Merck Sharp & Dohme (Ireland) Ltd.                            Bermuda
               Tradewinds Manufacturing SRL                                  Barbados
          Neopharmed S.p.A.                                                  Italy
          Ruskin Limited                                                     Bermuda
       MSD (Norge) A/S                                                       Norway
       Suomen MSD Oy                                                         Finland
          Kiinteisto Oy Irmelinpesa/1/                                       Finland
          Kiinteisto Oy Viistotie 11                                         Finland
  Merck Sharp & Dohme de Venezuela, C.A.                                     Venezuela
  Merck Sharp & Dohme Holdings de Mexico, S.A. de C.V.                       Mexico
     Merck Sharp & Dohme de Mexico, S.A. de C.V.                             Mexico
  Merck Sharp & Dohme (I.A.) Corp.                                           Delaware
     Merck Sharp & Dohme (Argentina) Inc.                                    Delaware
     MSD Korea Ltd.                                                          Korea/Delaware
  Merck Sharp Dohme Ilaclari Limited Sirketi                                 Turkey
  Merck Sharp & Dohme Farmaceutica Ltda.                                     Brazil
     Prodome Quimica e Farmaceutica Ltda./1/                                 Brazil

                                                                        Country or State
Name                                                                    of Incorporation
----                                                                    ----------------
  Merck Sharp & Dohme (International) Limited                                Bermuda
     Merck Sharp & Dohme (Asia) Limited                                      Hong Kong
       Merck Sharp & Dohme (China) Limited                                   Hong Kong
     Merck Sharp & Dohme S.A.                                                France
  Merck Sharp & Dohme International Services B.V.                            Netherlands
  Merck Sharp & Dohme - Lebanon S.A.L.                                       Lebanon
  Merck Sharp & Dohme L.L.C.                                                 Russian Federation
  Merck Sharp & Dohme (Middle East) Limited                                  Cyprus
  Merck Sharp & Dohme of Pakistan Limited                                    Pakistan
  Merck Sharp & Dohme Quimica de Puerto Rico, Inc.                           Delaware
  Merck Sharp & Dohme S.A.R.L.                                               Morocco
  Merck Ventures, Inc.                                                       Delaware
  MSD Lakemedel (Scandinavia) Aktiebolog                                     Sweden
  Prosalud Peruana S.A.                                                      Peru
  TELERx Marketing Inc.                                                      Pennsylvania


Merck Investment Co., Inc.                                                   Delaware


Merck-Medco Managed Care, L.L.C.                                             Delaware
  CM Delaware Corporation                                                    Delaware
  DM-MG, L.L.C.                                                              Delaware
  MCCO Corp.                                                                 New Jersey
  MCCO, L.L.C.                                                               New Jersey
  Medco Containment Insurance Company of New Jersey                          New Jersey
  Medco Containment Insurance Company of New York                            New York
  Medco Containment Life Insurance Company                                   Pennsylvania
  Merck-Medco Managed Care of California, Inc.                               California
  Merck-Medco Rx Services of Florida No. 2, L.C.                             Florida
  Merck-Medco Rx Services of Florida, L.C.                                   Florida
  Merck-Medco Rx Services of Massachusetts, L.L.C.                           Massachusetts
  Merck-Medco Rx Services of Nevada, Inc.                                    Nevada
  Merck-Medco Rx Services of New Jersey, L.L.C.                              New Jersey
  Merck-Medco Rx Services of New York, L.L.C.                                New York
  Merck-Medco Rx Services of Ohio, Ltd.                                      Ohio
  Merck-Medco Rx Services of Ohio No. 2, Ltd.                                Ohio
  Merck-Medco Rx Services of Oklahoma, L.L.C.                                Oklahoma
  Merck-Medco Rx Services of Pennsylvania, L.L.C.                            Pennsylvania
  Merck-Medco Rx Services of Pennsylvania No. 2, L.L.C.                      Pennsylvania
  Merck-Medco Rx Services of Texas, L.L.C.                                   Texas
  Merck-Medco Rx Services of Virginia, L.L.C.                                Virginia
  Merck-Medco Rx Services of Washington, Inc.                                Washington
  Mergerco Delaware No. 10, L.L.C.                                           Delaware
  MW Holdings, L.L.C.                                                        Delaware
  NJRE, L.L.C.                                                               New Jersey

                                                                        Country or State
Name                                                                    of Incorporation
----                                                                    ----------------

  NRx Federal Corp.                                                          Delaware
  National Rx Services, Inc. of Missouri                                     Missouri
  National Rx Services No. 3, Inc. of Ohio                                   Ohio
  New York PAID Independent Practice Association, L.L.C.                     New York
  Paid Direct, Inc.                                                          Delaware
  PAID Prescriptions, L.L.C.                                                 Nevada
  Replacement Distribution Center, Inc.                                      Ohio
  The Institute for Effectiveness Research, L.L.C.                           Delaware
  Systemed, L.L.C.                                                           Delaware
     Systemed Pharmacy of Iowa, L.L.C.                                       Delaware
     Systemed Pharmacy of Ohio, Ltd.                                         Ohio

Merck Resource Management, Inc.                                              Delaware

Merck Sharp & Dohme (Europe) Inc.                                            Delaware

Merck Sharp & Dohme Industria Quimica e Veterinaria Limitada                 Brazil

Merck Sharp & Dohme (New Zealand) Limited                                    New Zealand

Merck Sharp & Dohme Overseas Finance N.V.                                    Neth. Antilles

Merck Sharp & Dohme (Panama) S.A.                                            Panama

Merck Sharp & Dohme Peru S.C.                                                Peru

Merck Sharp & Dohme (Philippines) Inc.                                       Philippines

Merial Limited/LLC/1/                                                        Great Britain/
                                                                             Delaware
  British United Turkeys Limited/1/                                          Great Britain
     Turkey Research & Development Limited/1/                                Great Britain

MSD International Holdings, Inc.                                             Delaware
  Banyu Pharmaceutical Company, Ltd./1/                                      Japan
     Banyu-A.S.C. Co., Ltd.                                                  Japan
     Nippon Merck-Banyu Co., Ltd.                                            Japan

MSD (Japan) Co., Ltd.                                                        Japan

The O'Hare Group, Inc./1/                                                    Delaware

____________
/1/ own less than 100%                      5